As filed with the Securities and Exchange Commission on XX

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr. 21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2006

Item 1. Report to Stockholders.

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2006

TABLE OF CONTENTS

3	President's Letter to Shareholders

6	Alternative Energy Fund

12	Asia Focus Fund

18	Asia Pacific Dividend Fund

24	China & Hong Kong Fund

29	Global Energy Fund

35	Global Innovators Fund

41	Statements of Assets and Liabilities

43	Statements of Operations

45	Statements of Changes in Net Assets

47	Financial Highlights

53	Notes to Financial Statements

64	Guinness Atkinson Funds Information

  August 14, 2006

Dear Guinness Atkinson Fund Shareholders,

Since this is the first shareholder report since the launch of the two newest funds in the Guinness Atkinson family we'd like to start this letter with a welcome to shareholders in the Alternative Energy and Asia Pacific Dividend Funds. We're very excited about the launch of these two Funds and appreciate the reception we've received from investors as well as the dialogue we've enjoyed with many investors interested in alternative energy. More on that in a moment. In addition, we'd like to welcome the many new shareholders that have joined us as shareholders in the more seasoned of the Guinness Atkinson Funds. We look forward to serving all of you for many years.

As always, we will begin this letter with a look at the performance of the Funds. The table below shows performance over a variety of periods all ending June 30, 2006. For the six-month period ending June 30, all four of the Guinness Atkinson Funds that are at least six months old produced positive returns. The Global Innovators Fund, which was up 5.48%, was the laggard in the group (more on that in a moment). The Asia Focus Fund was up 11.07% for the period; the China & Hong Kong Fund was up 11.97% and the Global Energy Fund was the leading Guinness Atkinson Fund, up 13.36% for the six month period. The Asia Pacific Dividend and the Alternative Energy Funds were launched on March 31, 2006 and as such only have performance for the second quarter. Both of these Funds were down over that period; the Asia Pacific Dividend Fund down 7.35% and the Alternative Energy Fund down 10.64%. In addition to the table below, we've listed the Morningstar ratings for all of the Funds after the end of this letter.

All returns represent average annualized returns except for periods of one year or less which are actual returns.

Fund/Inception Date	Calendar YTD	1-Year	3-Years	5-Years	10-Years	From Inception
Alternative Energy Fund (March 31, 2006)	n/a	n/a	n/a	n/a	n/a	(10.64%)
Asia Focus Fund (April 29, 1996)	11.07%	24.17%	27.33%	19.09%	0.85%	1.28%
Asia Pacific Dividend Fund (March 31, 2006)	n/a	n/a	n/a	n/a	n/a	(7.35%)
China & Hong Kong Fund (June 30, 1994)	11.97%	14.08%	23.60%	10.84%	6.51%	7.20%
Global Energy Fund (June 30, 2004)	13.36%	41.39%	n/a	n/a	n/a	50.59%
Global Innovators Fund (December 15, 1998)	5.48%	20.17%	14.93%	0.82%	n/a	4.17%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data to the most recent month end may be obtained by visiting www.gafunds.com.

The Funds impose a 1% redemption fee on shares held less than 30 days. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

We would like to take a moment to highlight two of the Funds. First, you'll note above we refer to the Global Innovators Funds as the laggard for year to date performance. We do so with a purposeful sense of irony as in reality this Fund might be singled out for its relative performance for the last three years. Among all large-cap growth funds tracked by Morningstar, through June 30, the Global Innovators Fund is in the top 1% for 1-year performance (16th of 1,661 funds); the top 3% for 3-year performance (36th of 1,361 funds); and, the top 24% for 5-year performance (263rd of 1,081 funds). Shareholders and other astute observers will recognize that this Fund was an index fund (based on the Wired Index) until May 1, 2003 and that the switch to active management coincides with the period of higher percentile performance. The Global Innovators Fund has been true to its roots, investing largely (but not solely) in companies that are or have been components of the Wired Index and an argument can be made that in this case active management has made a tremendous difference to the performance of the Fund.

We'd also like to take a moment to comment on the response we've had to the launch of the Alternative Energy Fund. We cannot recall ever generating the level of dialogue about the technical details of any of the Funds we've ever managed. We've been delighted to learn that so many investors want to know about the nuts and bolts of the Fund. Questions include: What is the Fund invested in? What is the Fund not invested in? What do we think about global warming and the environment? Are we socially responsible investors? By the time you read this report we will have published our first Alternative Energy Brief, a regular email publication that covers alternative energy and the Alternative Energy Fund and which will cover many of these topics over time. You can read and subscribe to this and other Guinness Atkinson email publications at www.gafunds.com.

As to what do we invest or not invest in, you'll find the complete list of our holdings as of June 30th contained in this report. In general, we invest in companies that receive over one-half of their revenues from "traditional" alternative energy sources including wind, solar, geothermal, bio-fuels, hydro, fuel cells, conservation and storage. We have decided not to invest in nuclear energy. As to global warming, we are conducting our own research on the topic but are mindful that at the moment the preponderance of the scientific community seems to have voiced major concerns and that alone is cause for pause and, importantly, argues for the development of alternative energy.

Many have asked if we are socially responsible investors. The fair answer is no, we don't consider ourselves to be such. Note, this doesn't mean we're socially irresponsible! Part of our concern is what is socially responsible? We recognize that others have sorted these issues out, but we find many important public policy issues form a tapestry of related issues and there is not always one clear socially responsible answer. We have chosen to describe ourselves by an admittedly less rigorous label as good corporate citizens, meaning, like most in our industry, we are mindful of our responsibilities in the operation of our business and the management of our investors' funds.

We appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Morningstar Ratings Through 6/30/2006

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy Fund	Specialty-Natural Res	N/A	N/A	N/A	N/A
Asia Focus Fund	Pacific/Asia ex-Japan Stk	2** (81 funds)	3*** (81 funds)	3*** (77 funds)	1* (37 funds)
Asia Pacific Dividend Fd	Pacific/Asia ex-Japan Stk	N/A	N/A	N/A	N/A
China & Hong Kong Fund	Pacific/Asia ex-Japan Stk	2** (81 funds)	2** (81 funds)	1* (77 funds)	3*** (37 funds)
Global Energy Fund	Specialty-Natural Res	N/A	N/A	N/A	N/A
Global Innovators Fund	Large Growth	4**** (1361 funds)	5***** (1361 funds)	3*** (1081 funds)	N/A

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

©2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) isproprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2006 to June 30, 2006.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/06)	Ending Account Value (06/30/06)	Expenses Paid During Period* (01/01/06 to 06/30/06)	Expense Ratio During Period* (01/01/06 to 06/30/06)
Guinness Atkinson Alternative Energy Fund Actual^	$1,000.00	$893.60	$8.97	1.91%
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,110.70	$8.79	1.68%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.40	1.68%
Guinness Atkinson Asia Pacific Dividend Fund Actual^	$1,000.00	$926.50	$9.46	1.98%+
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%+
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,119.70	$8.36	1.59%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95	1.59%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,133.60	$7.35	1.39%
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$6.95	1.39%
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,054.80	$7.90	1.55%+
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75	1.55%+

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

+Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

^The Fund commenced operations on March 31, 2006. Actual expenses shown for the Fund are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 91/365 (to reflect the period from March 31, 2006 to June 30, 2006).

ALTERNATIVE ENERGY FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

Since Inception 31 March 2006 (actual)
Fund	-10.64%
Benchmark Index:
Wilderhill New Energy Global Innovation Index (NEX)	-4.15%
Wilderhill Clean Energy Index (ECO)	-11.04%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

At the beginning of the second quarter of 2006 we launched the Alternative Energy Fund. It was a volatile quarter for the fund and equity markets in general with the fund down 10.64% at the end of June. Before the correction in global equity markets in mid-May the fund had been up 11.28% on the 5th of May. The NEX index was down 4.15% for the quarter and the ECO index was down 11.04%.

2.  Activity

Our initial portfolio was made up of 45 stocks with the three most represented sectors being Biofuels, Solar and Fuelcells. By the end of the quarter we had added 5 further stocks from the Biofuels, Solar, Fuelcells and Emissions Trading sectors. We continued to rebalance the portfolio each time flows necessitated dealing and we kept equal weightings in all positions with the exception of one wind stock where we took a double weighted position.

3.  Portfolio Position

Sector	% of Assets
Solar	18.6%
Biofuels	16.4%
Fuel cells	15.7%
Wind	12.1%
Hybrid	8.4%
Other	8.0%
Hydro	6.9%
Palmoil	4.2%
Storage	4.0%
Geothermal	3.6%
Efficiency	2.0%
100.0%

Country	% of Assets
USA	26.4%
Canada	17.4%
Germany	14.6%
UK	13.7%
Australia	7.7%
Malaysia	4.2%
Spain	2.4%
France	2.2%
Denmark	2.1%
Brazil	2.0%
China	1.9%
Ireland	1.9%
Thailand	1.5%
100.0%
Mkt Cap $M
>1000	8
500-1000	8
250-500	7
100-250	13
50-100	12
<50	2
Total	50

The Sector, Geographic and Market Capitalisation weightings of the portfolio (ignoring cash) at 30th of June were as above.

4.  Investment Approach

In managing the Alternative Energy Fund we normally only invest in companies with a Market Capitalisation of at least $50 million and where 50% of their value is derived from Alternative Energy. We see Solar, Biofuels, Fuelcells and Wind as core sectors each offering different opportunities but attractive in its own way.

The Wind industry is the most mature of the four. Wind power generating costs are now competitive and capacity globally has gone through 50 gigawatts. It is now over 1% of global electricity capacity and has the opportunity to grow its share to 5-10%. It offers manufacturing companies in it the possibility of 10-20 years of good growth and utility companies that build/acquire generating capacity a prospect of growing returns if energy prices trend higher over time.

Biofuels offering potentially carbon neutral and more secure supplies of transportation fuels is taking off, particularly in the US. Companies engaged in consolidating what is still a fragmented refining industry can potentially enjoy 5-10 years of rapid expansion.

The Solar and Fuelcell industries are at earlier stages of development and are riskier but the upside is commensurately greater. The fund has exposure to the rapid expansion of photovoltaic cell manufacturing. In the Fuelcell area we have targeted small scale fuel cells (for e.g. consumer and military applications rather than the transportation sector). When considering stocks for purchase

ALTERNATIVE ENERGY FUND

we use a traditional growth at reasonable value approach supported by a four factor screening method in a similar way as for our other funds. We also study sector specific issues and how well placed companies are against their peers.

Other areas in which we are invested are Hydro, Wave Power, Efficiency, Energy Storage and Hybrid vehicles. We feel each provides interesting opportunities with differing economics and market dynamics.

We continue to believe that Alternative Energy will have a part to play in the rising demand for energy but warn investors that investing in Alternative Energy should be seen as a long-term investment.

Tim Guinness    31 July 2006

Short-term performance, in particular, is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy an conservation.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Tim Guinness and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (8/06)

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	50
Portfolio Turnover:	4.6%
% of Stocks in Top 10:	23.7%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Nordex AG	3.7%	Boralex Inc	2.2%
IMPCO Technologies Inc	2.7%	Iberdrola SA	2.1%
Australian Ethanol Ltd	2.5%	Solar-Fabrik AG	2.1%
Evergreen Solar Inc	2.4%	Climate Exchange PLC	2.0%
Ormat Technologies Inc	2.2%	Golden Hope Plantations Bhd	1.9%
Sector Breakdown (% of Investments)
Biofuel	17.5%	Other	5.3%
Solar	16.2%	Storage	5.1%
Fuelcell	10.5%	Palmoil	3.8%
Wind	10.5%	Geothermal	3.1%
Hybrid	7.3%	Efficiency	1.8%
Hydro	6.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 87.1%	Value
Biofuel: 17.5%
60,418	AgCert International*	$215,764
729,497	Alkane Energy PLC*	225,863
756,040	Australian Ethanol, Ltd*	328,311
120,264	Babcock & Brown Environmental Investments, Ltd*	223,181
57,146	Ceres Power Holdings PLC*	250,441
31,842	Environmental Power Corporation*	208,565
6,441	Green Plains Renewable Energy, Inc.*	215,774
4,259,867	GTL Resources PLC*	206,696
216,147	Novera Energy, Ltd*	199,768
75,015	Renova Energy PLC	223,460
		2,297,823
Efficiency: 1.8%
31,078	Echelon Corporation*	232,774
Fuelcell: 10.5%
38,968	Ballard Power Systems, Inc.*	227,963
62,756	CMR Fuel Cells PLC*	212,120
20,378	FuelCell Energy, Inc.*	195,221
68,260	Hydrogenics Corporation*	166,592
62,019	Mechanical Technology, Inc.*	153,187
140,964	Polyfuel, Inc.*	170,670
59,962	Quantum Fuel Systems Technologies Worldwide, Inc.*	203,871
2,000	VeraSun Energy Corporation*	52,480
		1,382,104
Geothermal: 3.1%
234,246	Geodynamics, Ltd*	127,806
7,419	Ormat Technologies, Inc.	283,035
		410,841
Hybrid: 7.3%
252,395	Azure Dynamics Corporation*	203,818
33,718	IMPCO Technologies, Inc.*	359,771
69,525	Railpower Technologies Corporation*	149,717
280,696	Westport Innovations, Inc.*	244,303
		957,609
Hydro: 6.0%
30,037	Boralex, Inc.*	282,987
5,424	Cia Energetica de Minas Gerais ADR*	231,117
7,924	Iberdrola SA	272,541
		786,645
Other: 5.3%
49,458	Climate Exchange PLC*	261,463
146,638	Ocean Power Technologies, Inc.*	200,579
102,030	Trading Emissions PLC*	238,615
		700,657

See accompanying Notes to Financial Statements.

ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 87.1% Continued	Value
Palmoil: 3.8%
895,500	Carotech Bhd*	$238,600
228,900	Golden Hope Plantations Bhd	254,160
		492,760
Solar: 16.2%
84,607	Carmanah Technologies Corporation*	$227,744
23,998	Evergreen Solar, Inc.*	311,494
2,950	Q-Cells AG*	246,623
43,324	SAG Solarstrom AG*	215,151
11,460	Solar Millenium AG*	218,675
18,908	Solar-Fabrik AG*	271,602
966,900	Solartron PCL	174,833
7,491	Suntech Power Holdings Co Ltd ADR*	211,621
33,409	Xantrex Technology, Inc.*	250,305
		2,128,048
Storage: 5.1%
24,678	American Superconductor Corporation*	217,907
10,486	Medis Technologies, Ltd*	212,656
435,281	VRB Power Systems, Inc.*	242,148
		672,711
Wind: 10.5%
33,737	Clipper Windpower PLC*	187,395
34,220	Nordex AG*	492,320
3,773	Repower Systems AG*	213,761
14,671	Theolia SA*	248,015
8,715	Vestas Wind Systems A/S*	238,521
		1,380,012
	Total Common Stocks (cost $13,746,469)	11,441,984
	Total Investments in Securities (cost $13,746,469): 87.1%	11,441,984
	Other Assets less Liabilities: 12.9%	1,687,159
	Net Assets: 100.0%	$13,129,143

*  Non-income producing security.

ADR American Depository Receipt

See accompanying Notes to Financial Statements.

ASIA FOCUS FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	10 Years
Fund	11.07%	24.12%	27.27%	19.05%	0.76%
Benchmark Index:
MSCI AC Far East Free Ex Japan	7.24%	23.67%	25.98%	12.95%	0.91%
S&P 500	2.71%	8.62%	11.20%	2.49%	8.31%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund has performed well over the first half of 2006 over what has proved to be a turbulent period for all equity markets, not just Asia. After a strong run in the first four months of the year investors were spooked by inflation, growth and interest rate worries in the US. The health of the US economy remains a material concern for all investors since there is no obvious source of new demand to take up the slack should the US stumble. Asian markets fell heavily, but this was a reflection of how far they had risen in the prior period. As inflation and interest rate fears subsided, markets rebounded from their lows.

However, in spite of stock market behaviour Asia's macro-economic position is in reality very stable: most countries' current account balances are in surplus, inflation is under control, banks' capital positions are solid and company profitability has been improving steadily since the crisis in 1998. But Asia is still reliant on exports to drive growth in consumption and a "de-linking" is still a way off.

Separately, but still related, is the issue of Chinese growth. The pace of expansion is causing concern inasmuch as it increases the risks of a crunch down the line if it is not dealt with soon. The crux of the problem is the excessive liquidity available which is driving money supply, credit expansion and new investment to levels which appear unsustainable. This liquidity is a function of the secular growth in China's export manufacturing industry and a cyclical slowdown in imports of machinery and industrial materials caused by the excess capacity created in 2003/4 which has yet to work through. The result is a massive trade surplus and although the central bank is working to sterilize these flows to keep the currency stable, there are leakages. It is also true that the absolute amount of sterilization is creating problems for the Central Bank. So China is also looking to tighten; to reduce liquidity and rein in excess growth while at the same time leaving the real economy unaffected. This has also dragged on sentiment.

Nevertheless, Chinese stocks were among the best performers over the period as were stocks listed in Hong Kong and Indonesia. While the Korean and Taiwanese markets were only modest performers at the aggregate level there were some good individual stock performances notably amongst the steel makers and the consumer-related technology companies.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in China, Hong Kong and Thailand relative to the benchmark. It is neutrally weighted in Taiwan and Indonesia and is underweight compared to the benchmark in Korea and Singapore. From a sector perspective the Fund has an overweight position in technology, particularly the consumer electronics sector, and is overweight in resources, industrial materials and manufacturing. It has a neutral weight in the consumer sector. The Fund is underweight in telecom and utilities and has a big underweight position in banks and real estate.

3.  Outlook

From a corporate perspective Asia is looking in good shape. Return on equity (ROE) has improved steadily over the last five years.1 Importantly, this improvement comes against a backdrop of slower capital expenditure and a reduction of corporate

ASIA FOCUS FUND

leverage. This process has been accompanied by stronger cash flows and higher dividend payouts.2 There is always the risk of course, that Asian companies may rediscover their taste for heavy investment but at present this is not the case and corporate balance sheets appear to be strong.

For Asian investors the important issue remains US growth, not inflation. A slow down in the housing market will, we believe, lead to a slow down in consumption which ought to reduce inflationary pressures, particularly inflation expectations. If so, it seems the focus should then be on lower growth and markets will look toward a pause in interest rate increases and maybe cuts in 2007. However slower growth has implications for Asian equity markets if not for Asian economies to the same extent.

It would be wrong to think that Asian economies, though considerably stronger than they were in 1997-8, would be able to shrug off a consumer slowdown in the US. Exports are still an important driver of regional growth. Nevertheless, the environment in Asia has changed significantly since the Asian crisis. Domestic investment spending is rising, currencies are appreciating and asset markets are trending higher. In the current uncertain global environment where the US appears to be slowing and China is working to rein back excess growth we do not expect to see to see exceptional rates of growth. But in our view, Asia will not be de-railed and these factors will merely dampen rather than choke off growth.

Edmund Harriss
  August 17, 2006

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

1 Return on Equity (ROE) is a measure of a corporation's profitability. It represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

2 Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	49
Portfolio Turnover:	46.4%
% of Stocks in Top 10:	33.5%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Samsung Electronics	4.3%	Petrochina Co. Ltd	3.3%
High Tech Computer Corp.	3.7%	Wistron Corp.	3.1%
Posco	3.5%	Cnooc Ltd	3.1%
Angang New Steel Co Ltd	3.5%	Taiwan Semiconductor Manufacturing Co Ltd	2.9%
China Mobile Ltd	3.3%	Jiangxi Copper Co Ltd	2.9%
Sector Breakdown (% of Investments)
Steel-Producers	12.2%	Coal	2.0%
Oil Comp-Explor&Prodtn	10.1%	Circuit Boards	1.9%
Computers	9.0%	Entertainment	1.9%
Semicon Compo-Intg Circu	7.8%	Transport-Marine	1.8%
Oil Comp-Integrated	6.2%	Real Estate Oper/Develop	1.7%
Telecom Services	5.1%	Public Thoroughfares	1.7%
Electronic Compo-Misc	4.7%	Auto/Trk Prts&Equip-Orig	1.6%
Electric Products-Misc	4.3%	Auto-Cars/Light Trucks	1.3%
Cellular Telecom	3.3%	Petrochemicals	1.1%
Metal Processors&Fabrica	2.9%	Chemicals-Other	1.1%
Distribution/Wholesale	2.4%	Textile-Products	1.0%
Commer Banks Non-US	2.4%	Electric-Generation	0.9%
Non-Ferrous Metals	2.3%	Misc Manufacturer	0.7%
Power Conv/Supply Equip	2.3%	Machinery-General Indust	0.6%
Tobacco	2.2%	Electronic Compo-Misc.	0.5%
Agricultural Operations	2.1%		0.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 98.9%	Value
China: 22.7%
1,100,000	Aluminum Corp. of China Ltd	$821,424
1,518,000	Angang New Steel Co Ltd	1,456,045
449,000	Bank of China Ltd*	202,330
1,374,000	China Petroleum & Chemical Corp	778,370
1,014,000	China Shipping Development Co Ltd	737,621
510,000	Dongfang Electrical Machinery Co Ltd	948,822
1,306,000	Jiangxi Copper Co Ltd	1,202,253
1,288,000	PetroChina Co Ltd	1,376,387
1,450,000	Shenzhen Expressway Co Ltd	704,744
970,000	Sinopec Shanghai Petrochemical Co Ltd	471,450
1,122,800	Yanzhou Coal Mining Co Ltd	838,450
		9,537,896
Hong Kong: 23.4%
45,892	HSBC Holdings Plc	801,795
470,000	Chen Hsong Holdings	249,614
244,000	China Mobile Ltd	1,390,112
1,607,000	CNOOC Ltd	1,282,786
2,014,000	CNPC Hong Kong Ltd	1,114,999
1,610,000	Denway Motors Ltd	538,947
666,000	EganaGoldpfeil Holdings Ltd	274,392
124,840	Esprit Holdings Ltd	1,006,982
1,860,000	Fittec International Group Ltd	580,727
240,000	Giant Wireless Technology Ltd	14,349
165,000	Kingboard Chemical Holdings Ltd	460,989
980,000	Midland Holdings Ltd	441,612
468,000	Sino Land Co	726,072
1,832,000	Solomon Systech International Ltd	467,022
1,307,000	Victory City International Hlds	424,897
		9,775,295
Indonesia: 2.7%
1,460,000	Telekomunikasi Indonesia Tbk PT	1,146,022
Malaysia: 4.0%
223,000	IOI Corp Bhd	873,915
246,000	Resorts World Bhd	783,290
		1,657,205
Singapore: 2.9%
323,600	Jurong Technologies Industrial Corp Ltd	207,723
627,000	Singapore Telecommunications	998,307
48,300	Surface Mount Technology, warrants, Exp 8/29/09*	1,824
		1,207,854

See accompanying Notes to Financial Statements.

ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 98.9% Continued	Value
South Korea: 16.6%
7,750	Hyundai Mobis	$650,509
32,100	Hyundai Steel Co	1,163,629
12,100	Korea Zinc Co Ltd	952,156
15,920	KT&G Corp	930,379
5,450	POSCO	1,466,713
2,840	Samsung Electronics Co Ltd	1,805,728
		6,969,114
Taiwan: 21.4%
1,043,796	China Steel Corp	1,030,242
988,000	Compal Electronics Inc	927,936
564,000	Coretronic Corp	795,003
57,200	High Tech Computer Corp	1,570,217
189,263	HON HAI Precision Industry Co Ltd	1,158,777
203,588	Novatek Microelectronics Corp Ltd	998,442
673,349	Taiwan Semiconductor Manufacturing Co Ltd	1,206,674
1,105,000	Wistron Corp	1,288,330
		8,975,621
Thailand: 5.2%
199,500	Electricity Generating Pcl	383,403
1,220,000	Hana Microelectronics Pcl	805,465
359,000	PTT Exploration & Production Pcl	1,004,393
		2,193,261
	Total Common Stocks (cost $32,686,203)	41,462,268
	Total Investments in Securities (cost $32,686,203): 98.9%	41,462,268
	Other Assets less Liabilities: 1.1%	467,803
	Net Assets: 100.0%	$41,930,071

*  Non-income producing security.

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2006 (Unaudited)
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Steel-Producers	12.2%
Computers	9.0%
Oil Exploration & Production	8.1%
Semiconductors	7.8%
Electronic Components	5.2%
Oil/Integrated	5.1%
Telecommunication Services	5.1%
Electronic Components Semiconductors	4.3%
Cellular Telecommunication	3.3%
Metal Processors & Fabrication	2.9%
Distribution/Wholesale	2.4%
Commercial Banks Non-US	2.4%
Non-Ferrous Metals	2.3%
Power Conv/Supply Equip	2.3%
Tobacco	2.2%
Agricultural Operations	2.1%
Coal	2.0%
Metal-Aluminum	2.0%
Circuit Boards	1.9%
Resorts/Theme Parks	1.9%
Transportation	1.8%
Real Estate Operation/Development	1.7%
Public Thoroughfares	1.7%
Auto/Truck Parts & Equipment	1.6%
Auto-Cars/Light Trucks	1.3%
Petrochemicals	1.1%
Chemicals-Other	1.1%
Real Estate Management/Services	1.1%
Textile-Products	1.0%
Electric-Generation	1.0%
Miscellaneous Manufactur	0.7%
Machinery-General Industry	0.6%
Wireless Equipment	0.0%
Total Investments in Securities	98.9%
Other Assets less Liabilities	1.1%
Net Assets	100.00%

See accompanying Notes to Financial Statements.

ASIA PACIFIC DIVIDEND FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

Since Inception 31 March 2006 (actual)
Fund	-7.35%
Benchmark Index:
MSCI AC Pacific Ex Japan	0.91%
S&P 500	-1.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund underperformed the benchmark over what has proved to be a turbulent period for all equity markets, not just Asia. After a strong run in the first four months of the year investors were spooked by inflation, growth and interest rate worries in the US. The health of the US economy remains a material concern for all investors since there is no obvious source of new demand to take up the slack should the US stumble. Asian markets fell heavily in May and June, but this was a reflection of how far they had risen in the prior period. As inflation and interest rate fears subsided, markets rebounded from their lows.

However, in spite of stock market behaviour Asia's macro-economic position is in reality very stable: most countries' current account balances are in surplus, inflation is under control, banks' capital positions are solid and company profitability has been improving steadily since the crisis in 1998. But Asia is still reliant on exports to drive growth in consumption and a "de-linking" is still a way off.

Separately, but still related, is the issue of Chinese growth. The pace of expansion is causing concern inasmuch as it increases the risks of a crunch down the line if it is not dealt with soon. The crux of the problem is the excessive liquidity available which is driving money supply, credit expansion and new investment to levels which appear unsustainable. This liquidity is a function of the secular growth in China's export manufacturing industry and a cyclical slowdown in imports of machinery and industrial materials caused by the excess capacity created in 2003/4 which has yet to work through. The result is a massive trade surplus and although the central bank is working to sterilize these flows to keep the currency stable, there are leakages. It is also true that the absolute amount of sterilization is creating problems for the Central Bank. So China is also looking to tighten; to reduce liquidity and rein in excess growth while at the same time leaving the real economy unaffected. This has also dragged on sentiment.

When looking at the asset allocation and stock selection, the performance of the holdings in China, Hong Kong and New Zealand has been positive while Singapore and Korea have been neutral. The big negatives over the quarter have been the positions in Thailand. The political uncertainties there meant that when sentiment toward riskier assets turned more bearish the Thai market was one of the hardest hit (the others being Korea and India). However, in our view this market, as well as offering some of the best yields also offers the best value. Underlying economic conditions appear to be improving and while in the short term it has been difficult over the medium term as investors feel more comfortable about the political environment then Thailand stands out as by far the cheapest market in Asia.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in Hong Kong, New Zealand and Thailand relative to the benchmark. It is neutrally weighted in China, Taiwan and Singapore and is underweight compared to the benchmark in Australia, Indonesia, Korea and Malaysia. From a sector perspective the Fund has an overweight position in technology, particularly the consumer electronics sector, and is overweight in resources, industrial materials and manufacturing. It has a neutral weight in the consumer sector. The Fund is underweight in telecom and utilities as well as in banks and real estate.

ASIA PACIFIC DIVIDEND FUND

3.  Outlook

The portfolio is managed in such a way as to focus on companies that have strong cash flow generation and have a dividend yield above the broad market average.2 The principle aim is to identify those stocks whose businesses are sufficiently well-established and whose managements are sufficiently aware of their shareholders that they are able and willing to payout a significant portion of their profits in dividends.

This means that when applying our quality, value and momentum criteria to stock selection, there is a greater emphasis placed on the value component with the application of the dividend requirement. This also means that the stocks in which we invest will tend to be less sensitive to the market, i.e. lower Beta stocks, and in strong markets they will do less well than the market average.3 However, over the long term we believe that this selection process should result in lower volatility and outperformance as these companies should prove to be among the better governed companies operating in one of the world's highest growth regions.

From a corporate perspective Asia is looking in good shape. Return on equity (ROE) has improved steadily over the last five years.1 Importantly, this improvement comes against a backdrop of slower capital expenditure and a reduction of corporate leverage. This process has been accompanied by stronger cash flows and higher dividend payouts. There is always the risk of course, that Asian companies may rediscover their taste for heavy investment but at present this is not the case and corporate balance sheets appear to be strong.

For Asian investors the important issue remains US growth, not inflation. A slow down in the housing market will, we believe, lead to a slow down in consumption which ought to reduce inflationary pressures, particularly inflation expectations. If so, it seems the focus should then be on lower growth and markets will look toward a pause in interest rate increases and maybe cuts in 2007. However slower growth has implications for Asian equity markets if not for Asian economies to the same extent.

It would be wrong to think that Asian economies, though considerably stronger than they were in 1997-8, would be able to shrug off a consumer slowdown in the US. Exports are still an important driver of regional growth. Nevertheless, the environment in Asia has changed significantly since the Asian crisis. Domestic investment spending is rising, currencies are appreciating and asset markets are trending higher. In the current uncertain global environment where the US appears to be slowing and China is working to rein back excess growth we do not expect to see to see exceptional rates of growth. But in our view, Asia will not be de-railed and these factors will merely dampen rather than choke off growth.

Edmund Harriss
  August 17, 2006

Short-term performance, in particular, is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

1 Return on Equity (ROE) is a measure of a corporation's profitability. It represents average return on equity on the securities in the portfolio, not the actual return on equity on the portfolio.

2 Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

3 Beta measures the volatility of the fund, as compared to that of the overall market. The Market's beta is set at 1.00; a beta higher than 1.00 is considered to be more volatile than the market, while a beta lower than 1.00 is considered to be less volatile.

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	76.8%
% of Stocks in Top 10:	37.8%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Angang New Steel Co Ltd	4.4%	HSBC Holdings PLC	3.6%
Vtech Holdings Ltd	4.3%	Delta Electronics Thai PCL	3.5%
POSCO	4.0%	China Steel Corp	3.5%
United Overseas Bank Ltd	4.0%	Krung Thai Bank PCL	3.5%
Depo Auto Parts Ind Co Ltd	3.6%	Fletcher Building Ltd	3.4%
Sector Breakdown (% of Investments)
Commer Banks Non-US	17.4%	Oil Comp-Integrated	3.2%
Steel-Producers	15.2%	Computers	3.2%
Semicon Compo-Intg Circu	9.3%	Finance-Commercial	3.1%
Bldg&Construct Prod-Misc	6.5%	Oil Refining&Marketing	3.1%
Telecommunication Equip	4.3%	Transport-Services	3.0%
Auto/Trk Prts&Equip-Repl	3.6%	Agricultural Chemicals	3.0%
Electronic Compo-Misc	3.5%	Forestry	2.7%
Public Thoroughfares	3.3%	Electric-Integrated	1.6%
Circuit Boards	3.3%	Tobacco	1.4%
Chemicals-Plastics	3.2%	Food-Meat Products	0.1%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 93.9%	Value
Australia: 11.9%
9,150	CSR Ltd	$22,991
7,800	Great Southern Plantations	19,483
1,303	Incitec Pivot Ltd	21,759
7,800	Onesteel Ltd	23,415
		87,648
Britain: 3.6%
300	HSBC Holdings Plc - ADR	26,207
China: 11.1%
34,000	Angang New Steel Co Ltd	32,612
1,000	Peoples Food Holdings, Ltd	667
22,000	PetroChina Co Ltd	23,510
50,000	Shenzhen Expressway Co Ltd	24,302
		81,091
Hong Kong: 15.1%
5,600	Bank of East Asia Ltd	23,072
2,000	CLP Holdings Ltd	11,716
16,000	Ind & Commbank Of China Ltd	23,587
80,000	Solomon Systech International Ltd	20,394
6,000	Vtech Holdings Ltd	31,673
		110,442
New Zealand: 9.4%
4,400	Fletcher Building Ltd	24,574
9,700	Freightways Ltd	21,954
5,600	New Zealand Refining Co Ltd	22,452
		68,980
South Korea: 5.5%
180	KT&G Corp.	10,519
110	POSCO	29,604
		40,123
Singapore: 0.0%
3,000	United Overseas Bank Ltd	29,452
Taiwan: 16.8%
26,000	China Steel Corp.	25,662
25,000	Compal Electronics	23,480
8,000	Depo Auto Parts Ind Co Ltd	26,403
21,000	Greatek Electronics, Inc.	23,124
5,000	Novatek Microelectronics Ltd	24,521
		123,190
Thailand: 16.6%
58,200	Delta Electronics Thai	25,870
36,800	Hana Microelectronics Pcl	24,296

See accompanying Notes to Financial Statements.

Shares	COMMON STOCKS: 93.9% Continued	Value
Thailand: 16.6% Continued
95,000	Krung Thai Bank Pub Co Pcl	$25,337
58,600	Thai Plastic & Chemical Pcl	23,596
59,300	Thanachart Captial Pcl	22,638
		121,737
	Total Common Stocks (cost $756,602)	688,870
	Total Investments in Securities (cost $756,602): 93.9%	688,870
	Other Assets less Liabilities: 6.1%	44,652
	Net Assets: 100.0%	$733,522

ADR American Depository Receipt

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at June 30, 2006 (Unaudited)
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Commercial Banks Non-US	17.4%
Steel-Producers	15.1%
Semiconductors	9.3%
Building & Construction Production	6.5%
Telecommunication	4.3%
Auto/Truck Parts & Equipment Replacement	3.6%
Electronic Components	3.5%
Public Thoroughfares	3.3%
Circuit Boards	3.3%
Chemicals-Plastics	3.2%
Oil/Integrated	3.2%
Computers	3.2%
Finance-Commercial	3.1%
Oil Refining & Marketing	3.1%
Transportation Services	3.0%
Agricultural Chemicals	3.0%
Forestry	2.7%
Electric-Integrated	1.6%
Tobacco	1.4%
Food-Meat Products	0.1%
Total Investments in Securities	93.9%
Other Assets less Liabilities	6.1%
Net Assets	100.00%

See accompanying Notes to Financial Statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	10 Years
Fund	11.97%	14.08%	23.55%	10.80%	5.11%
Benchmark Index:
Hang Seng Composite	13.88%	22.79%	26.56%	N/A	N/A
Hang Seng	11.51%	18.82%	23.89%	8.44%	7.41%
S&P 500	2.71%	8.62%	11.20%	2.49%	8.31%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

Chinese and Hong Kong stocks performed strongly over the first half of the year and the Fund ended the six-month period having risen in line with the Hang Seng Index and a little less than the broader Hang Seng Composite Index. However, this picture masks what has been a turbulent period for equity markets. After a strong run in the first four months of the year investors were spooked by inflation, growth and interest rate worries in the US. The health of the US economy remains a material concern for all investors since there is no obvious source of new demand to take up the slack should the US stumble. Asian markets fell heavily, but this was a reflection of how far they had risen in the prior period. As inflation and interest rate fears subsided, markets rebounded from their lows.

In addition to global macro concerns is the issue of Chinese growth. The pace of expansion is causing concern inasmuch as it increases the risks of a crunch down the line if it is not dealt with soon. The crux of the problem is the excessive liquidity available which is driving money supply, credit expansion and new investment to levels which appear unsustainable. This liquidity is a function of the secular growth in China's export manufacturing industry and a cyclical slowdown in imports of machinery and industrial materials caused by the excess capacity created in 2003/4 which has yet to work through. The result is a massive trade surplus and although the central bank is working to sterilize these flows to keep the currency stable, there are leakages. It is also true that the absolute amount of sterilization is creating problems for the Central Bank. So China is also looking to tighten; to reduce liquidity and rein in excess growth while at the same time leaving the real economy unaffected.

In spite of strong economic growth, efforts to temper expansion have been tentative. In April interest rates on loans for longer than six months were increased by 0.27% while deposit rates were left unchanged. This has very little effect on the real economy. The bank reserve ratio requirement, the amount banks are required to lodge with the central bank, was increased by 0.5% to 8%. This amounts to a withdrawal of Renminbi (RMB)150 billion of liquidity from the system which, to put into context, should be seen against the total of RMB880 billion of new loans extended during the second quarter. Possibly more effective administrative measures have also been implemented in the form of instructions to commercial banks from the Central Bank to control lending in the second half of the year. There have also been efforts to control the real estate market by requiring developers to produce more mass-residential housing, to curb speculation by the imposition of capital gains tax and to limit foreigners' access to the real estate market.

Stockmarket conditions in Hong Kong were very positive up to the middle of May after which time conditions became very much more difficult. However, Hong Kong was still able to play host to the world's largest Initial Public Offering (IPO) for six years with the launch of the Bank of China which raised $11.15 billion. At the other end of the scale, Tianjin Port Development raised approximately $140 million and was 1,700 times over-subscribed. However, real estate IPOs did not fare so well with Great Eagle's Champion REIT falling 16% on its debut; Henderson Land pulled plans as did Shui On Construction.

The Mainland markets have been exceptionally strong. The Shanghai and Shenzhen 300 Index that tracks 300 top A shares (which are only available to domestic Chinese investors) have risen 50% so far this year. This follows the progress being made in the A share reforms and marks some return of confidence to the A share markets which have languished for five years. As a result the year-long moratorium on new issues on the Shanghai and Shenzhen exchanges was lifted on June 12.

2.  Portfolio Position

Over 68% of the portfolio is invested in China with a mix of H shares, red chips and China plays. The balance is invested in Hong Kong companies which have a degree of exposure to China but also to other parts of the world. We prefer to invest in companies traded on the Hong Kong Stock Exchange because of the broad range of choice. Hong Kong-listed stocks also trade more cheaply than those listed in Shanghai and Shenzhen as well as offering greater liquidity and transparency of information. Across sectors the portfolio is heavily exposed to manufacturers and producers of industrial materials, to resources stocks and to consumer stocks as well as services, which includes both transportation and telecom.

3.  Outlook & Strategy

The rapid growth in investment, lending and money supply together with a ballooning trade surplus and rising property prices has prompted a series of central bank and government measures to try and take some of the heat out of the economy. The latest signs show that these measures are beginning to have the desired effect with investment and lending growth now off their highs. However, the trade surplus looks set to remain an issue for a while yet. For the present we do not expect to see further tightening measures as the authorities wait to gauge their effect. As we have said before, the aim is to contain rather than arrest economic growth.

The rising trade surplus is, we believe, a cyclical problem inasmuch as excess capacity created during 2003/4 has yet to work through and hence is depressing China's import demand. As China continues to grow and continues its efforts to close down inefficient producers this problem will work through. However, there is also the structural problem of the exchange rate which is now becoming the focus of attention amongst Chinese policy makers. Recently the exchange rate against the US Dollar has started to move much more significantly. In the first half of 2006 the average daily fluctuation was 0.04%. This suggests that greater fluctuations, up to the maximum +/-0.3%, will now be tolerated.

The outlook for the US as a major destination for Chinese exports remains a conundrum. A pause in US interest rate rises is welcome for sentiment but is clearly an indication of weaker domestic demand ahead. This, combined with rising cost pressures at home indicate an increasingly difficult environment for China's export sector especially for those concentrated on very low end manufacturing. At the same time it is also clear that the Chinese are serious about taking some of the heat out of the economy and the signs are that they are doing so successfully. The next few months are going to be challenging for stocks but we believe that current measures are timely and should sustain China's long term growth.

Edmund Harriss
  August 17, 2006

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelvemonths. The Hang Seng Composite Index commenced on January3, 2000and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard& Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS ATKINSON CHINA & HONG KONG FUND

# of Holdings in Portfolio:	44
Portfolio Turnover:	22.2%
% of Stocks in Top 10:	47.7%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Petrochina Co. Ltd	7.3%	Jiangxi Copper Co Ltd	3.8%
Cnooc Ltd	7.3%	CNPC Hong Kong Ltd	3.5%
China Mobile (Hong Kong) Ltd	6.3%	Esprit Holdings Ltd	3.5%
HSBC Holdings Plc	5.2%	Dongfang Electrical Machinery Co. Ltd.	3.3%
Angang New Steel Co Ltd	4.3%	Yanzhou Coal Mining Co. Ltd	3.2%
Asset Allocation (% of net assets)
China Plays	8.5%	Red Chips	27.0%
H Shares	32.8%	Hong Kong	29.2%
Sector Breakdown (% of Investments)
Oil Comp-Explor&Prodtn	13.3%	Mach Tools&Rel Products	2.4%
Oil Comp-Integrated	11.3%	Chemicals-Other	2.2%
Commer Banks Non-US	8.2%	Electric-Integrated	2.1%
Cellular Telecom	6.3%	Agricultural Operations	2.1%
Real Estate Oper/Develop	6.0%	Telecommunication Equip	2.1%
Diversified Operations	5.8%	Rental Auto/Equipment	1.7%
Steel-Producers	4.3%	Petrochemicals	1.7%
Metal Processors&Fabrica	3.8%	Machinery-General Indust	1.6%
Semicon Compo-Intg Circu	3.5%	Public Thoroughfares	1.5%
Distribution/Wholesale	3.5%	Textile-Products	1.5%
Power Conv/Supply Equip	3.3%	Misc Manufacturer	0.8%
Coal	3.2%	Retail-Apparel/Shoe	0.3%
Transportation	2.7%	Wireless Equipment	0.1%
Auto-Cars/Light Trucks	2.6%	Electronic Compo-Misc	0.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 97.5%	Value
Agricultural Operations: 2.1%
3,984,000	Chaoda Modern Agriculture	$2,513,403
Auto – Cars/Light Trucks: 2.6%
9,314,000	Denway Motors Ltd	3,117,857
Coal: 3.2%
5,155,200	Yanzhou Coal Mining Co, Ltd	3,849,641
Commercial Banks: 8.2%
898,000	Bank of China Ltd*	404,661
253,850	Dah Sing Financial Holdings Ltd	1,859,671
358,363	HSBC Holdings Plc	6,261,087
145,400	Wing Hang Bank Ltd	1,276,719
		9,802,138
Distribution/Wholesale: 3.5%
519,071	Esprit Holdings Ltd	4,186,919
Diversified Operations: 5.8%
249,500	Swire Pacific Ltd-Class A	2,571,453
3,724,000	Tianjin Development Holdings Ltd	2,289,442
579,000	Wharf Holdings Ltd	2,057,474
		6,918,369
Electric – Integrated: 2.1%
431,000	CLP Holdings Ltd	2,524,849
Electronic Components – Miscellaneous: 0.0%
352,800	Suface Mount Technology Holdings Ltd, warrants, Exp 8/29/09*	13,322
Electronics: 2.2%
950,000	Kingboard Chemicals Holdings, Ltd	2,654,178
Machinery – Diversified: 1.6%
3,510,000	Chen Hsong Holdings Ltd	1,864,137
Machinery Tools & Related Products: 2.4%
2,110,000	Techtronic Industries Co.	2,838,869
Medical – Drugs: 0.0%
1,240,000	Far East Pharmaceutical Technology*+^	—
Metal – Aluminum: 2.5%
4,000,000	Aluminum Corp. of China Ltd	2,986,996
Metal – Processors & Fabercations: 3.8%
4,916,000	Jiangxi Copper Co Ltd	4,525,479
Miscellaneous Manufacturer: 0.8%
2,322,000	EganaGoldpfeil Holdings Ltd	956,663

See accompanying Notes to Financial Statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 97.5% Continued	Value
Oil & Gas: 18.1%
10,957,000	CNOOC, Ltd	$8,746,414
7,610,000	CNPC Hong Kong Ltd	4,213,081
8,256,000	PetroChina Co Ltd	8,822,557
		21,782,052
Petrochemicals: 4.3%
5,570,000	China Petroleum & Chemical Corp.	3,155,401
4,204,000	Sinopec Shanghai Petrochemical	2,043,273
		5,198,674
Power Conversion/Supply Equipment: 3.3%
2,114,000	Dongfang Electrical Machinery Co Ltd	3,932,960
Real Estate: 7.3%
410,000	Guangzhou R&F Properties Holdings	1,860,757
200,000	Hopewell Holdings Ltd	561,349
3,600,000	Midland Holdings Ltd	1,622,248
1,624,000	Sino Land Co.	2,519,531
1,330,000	Wheelock & Co Ltd	2,208,961
		8,772,846
Rental Auto/Equipment: 1.7%
925,000	Cosco Pacific Ltd	2,072,229
Retail: 0.3%
698,000	Glorious Sun Enterprises Ltd	334,756
Semiconductor Components – Integrated Circuits: 3.5%
7,070,000	FITTEC International Group	2,207,384
7,816,000	Solomon Systech International Ltd	1,992,491
		4,199,875
Steel Producers: 4.3%
5,366,000	Angang New Steel Co Ltd	5,146,994
Telecommunications: 8.5%
1,335,000	China Mobile Ltd	7,605,736
1,453,000	Giant Wireless Technology	86,869
473,000	Vtech Holdings Ltd	2,496,846
		10,189,451
Textiles: 1.5%
5,512,000	Victory City International Holdings Ltd	1,791,914
Transportation: 4.2%
2,621,000	China Shipping Container Lines Co Ltd	725,525
3,326,000	China Shipping Development Co Ltd	2,419,454
3,784,000	Shenzhen Expressway Co Ltd	1,839,140
235,050	Tianjin Port Development Holdings Ltd*	69,604
		5,053,723
	Total Common Stocks (cost $75,473,521)	117,228,294
	Total Investments in Securities (cost $75,473,521): 97.5%	117,288,294
	Other Assets less Liabilities: 2.5%	2,886,358
	Net Assets: 100.0%	$120,174,652

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

+  Illiquid security.

See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	Since Inception 30 June 2004
Fund	13.36%	41.39%	50.59%
Benchmark Index:
S&P 500	2.71%	8.62%	15.48%
MSCI World Energy Index	11.56%*	21.80%*	27.78%*

* Price return, excludes dividends

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Energy Fund in the first six months of 2006 produced a total return of 13.36%. This compares favourably to the price return of the Morgan Stanley Capital International World Energy Index of 11.56%, and is also well ahead of the broad US market which appreciated slightly as exemplified by the S&P500 Index's total return of 2.71%.

2.  Activity

January saw a significant switch in the fund's allocation but thereafter the period under review saw relatively modest activity. In January we completed a shift reducing our exposure to gas-oriented US Exploration & Production stocks (selling Burlington, Chesapeake and Devon), sensing that the gas price (unlike the oil price) was likely to decline in 2006. We also started to sell off our position in Abbot Group, a UK oil services stock, which was up 30% since June. In their place we built up our exposure to North American oil services stocks: we bought a unit each in Helix, Global SantaFe and Patterson, and split a unit between Todco, Unit Corp and Ensign. Global SantaFe and Todco are offshore drillers; Patterson, Ensign and Unit Corp are onshore drillers, while Helix offers subsea oilfield services. Ensign is a Canadian stock, while the other five are all US companies. They were all on Price/Earnings ratios (PER) for 2006 earnings of between 10.1X (Unit) and 15.2X (Ensign) which was below the oil services sector as a whole. The Oil Services Index (OSX) of the 15 leading oil services stocks was at end January trading on a P/E (2006) of 17.7X compared with the collective PER of these purchases of 12.8X. In February we began a switch out of Shell Canada and into Imperial Oil, although the ratio moved away from us quite quickly. One unit of the fund is now made up of 5% Imperial Oil, 47.5% Shell Canada, and 47.5% CNOOC, which we acquired at the end of April when the stock was trading at an all-time discount to Petrochina. The only other addition was a small position in Encore Oil, a North Sea exploration company (formerly Oil Quest).

3.  Portfolio Position

The Portfolio now consists of 27 core holdings, broadly equally weighted, a further unit comprised of three oil service stocks and one split between CNOOC, Shell Canada and Imperial Oil, as detailed above. There are also eight "research" holdings in small cap stocks comprising in aggregate a little over 1%.

The portfolio on June 30 had a PER (2005) of 12.9X, with the median PER of stocks held of 12.3X. By comparison the S&P500 Index at 1270.2 was on a PER of 17.0X (2005), based on S&P500 earnings estimates of 74.67.

The better performing holdings over the first six months of 2006 have been Canadian Oil Sands Trust, Marathon Oil, Peabody, Petrochina and Occidental, which have all returned 28% or more. Although only one of these (Canadian Oil Sands Trust) is an oil sands company, it is worth noting that this sector has performed particularly strongly, with Encana, Opti Canada and Petro Canada all up between 17 and 26%. The worst performing holdings have been Patterson UTI, Sunoco, Pioneer Natural Resources, Imperial Oil and Repsol.

GLOBAL ENERGY FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at 30th June were as follows:

Sector Breakdown

	30 June 2006	31 Dec 2005
Integrated	19.9	20.6
E&P/Refining	7.0	6.9
Sub total integrated	26.9	27.5
Emerging Markets	15.3	14.2
Sub total Emerging Markets	15.3	14.2
E&P Oil Sands	16.6	17.8
E&P	17.8	27.3
Sub total E&P	34.4	45.1
Oil Services & Equipment	13.5	2.9
Refining	6.8	6.9
Coal	3.1	3.4
Total	100.0	100.0

Geographic Breakdown

	30 June 2006	31 Dec 2005
US	56.8	54.7
Canada	21.0	21.4
UK	3.4	6.3
Latin America	6.7	6.9
Europe	3.5	3.4
China	4.9	3.5
South Africa	3.4	3.5
Other	0.3	0.3
Total	100.0	100.0

The January switch out of Exploration & Production (E&P) stocks and into Oil Services and Equipment is illustrated in the sector breakdown. The increase in Emerging Markets exposure derives from the purchase of nearly half a unit in CNOOC.

Geographically, the sale of Abbot has almost halved our UK exposure, while the CNOOC purchase increases our China holdings.

4.  Market Background

During the period under review the oil price strengthened very considerably. The price of West Texas Intermediate (WTI) averaged $66.9 per barrel, versus an average of $56.6 in the whole of 2005. The reasons for this have been widely aired in the press. Put shortly, world oil demand growth remains well above the trend of most of the last 30 years, fuelled particularly by Asian demand growth, whilst non OPEC supply growth is struggling in the face of the maturing of the traditional non OPEC sources notably North America and the North Sea. OPEC, meanwhile, is producing at levels nearer to its capacity than for many years. In addition to this, geopolitical tensions between Iran and the US over nuclear weapons and the continued disruptions in Nigeria have caused short term spikes.

However, as we predicted when we made the portfolio switch in January, the gas price has remained subdued. The price of Henry Hub gas averaged $7.1 over the first half of the year, versus an average of $8.9 over the whole of 2005. This has been caused by an usually warm January and a subsequent build in storage levels: Department of Energy data released on June 30 showed gas in storage of 2,615 billion cubic feet (Bcf), an increase of 482 Bcf from June 30 2005.

5.  Outlook

The future price of equities involved in the energy business should continue to be determined by evolving perceptions of the likely medium term level of the oil and gas price.

I have expressed the view in the past that the world economy can take oil at $50 per barrel in its stride and OPEC will actively seek to ensure it doesn't fall below it. What, though, of $75 WTI the level as I write? This represents a trebling rather than a doubling of the oil price from its 1985-2000 average in real terms. While not yet comparable to the 10X increase in the 1970's it is clear that any demand reduction should be somewhat greater from $75 oil than from $50 oil. Against this we can put a continuing upswing in China oil demand driven significantly by growing car ownership. Between China and the Middle East I estimate we have 0.8 million barrels per day of annual demand growth. It is not hard to believe that the rest of Asia, the Former Soviet Union, and the rest of the emerging world could require half of this again. So that takes us to 1.2 million barrels per day. Even if the demand from the developed world (US, Europe, Japan) is modest (0.2-0.3 million barrels per day) this still adds up to 1.5 million barrels per day worldwide. Furthermore, this is set to continue for up to twenty years. By contrast, non-OPEC production growth looks, on all the data I see, as having great difficulty expanding at this rate as the mature basins of N America, North Sea, Indonesia and Mexico decline.

I believe that testing for a large scale demand response is likely to require oil at over $85 per barrel, and I think that we should start to work on the assumption that the oil price may average $65 in 2006. Fundamentally, if the oil price either stabilises in the $50 – 70 /bbl range or continues to strengthen then oil and gas stocks such as held in this fund should continue to produce good returns (obviously rather better in the latter case than the former). Of course the possibility of a much weaker period of oil prices cannot be completely excluded, oil is inherently volatile and investors must not lose sight of that possibility.

The fund continues to seek to be well-placed to benefit from a sustained high oil price environment, and we hope that over the months and years your faith in our fund management will be rewarded.

Tim Guinness
  31 July 2006

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Tim Guinness and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (8/06)

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	41
Portfolio Turnover:	30.4%
% of Stocks in Top 10:	35.7%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Plains Exploration & Production Co	3.7%	Hess Corp	3.5%
Pioneer Natural Resources Co	3.7%	OMV AG	3.5%
Canadian Oil Sands Trust	3.6%	Tesoro Corp	3.5%
Helix Energy Solutions Group Inc	3.6%	OPTI Canada Inc	3.5%
Whiting Petroleum Corp	3.6%	Nexen Inc	3.5%
Top 5 Countries (% of net assets)
United States	56.2%	Spain	3.3%
Canada	20.8%	Netherlands	3.2%
Austria	3.5%	Hong Kong	1.6%
Brazil	3.4%	Britain	0.3%
South Africa	3.4%	Ireland	0.1%
China	3.3%
Sector Breakdown (% of Investments)
Oil Composition-Integrated	41.6%	Oil-Field Services	3.6%
Oil Composition-Exploration & Production	35.4%	Coal	3.1%
Oil&Gas Drilling	8.6%	Machinery-General Industry	0.1%
Oil Refining&Marketing	6.7%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.1%	Value
Coal: 3.1%
52,180	Peabody Energy Corp.	$2,909,035
Energy: 0.0%
600	Imperial Energy Corp. PLC*	9,315
Machinery – General Industry: 0.1%
299,356	Shandong Molong Petroleum Machinery Co Ltd	73,232
Oil – Exploration & Production: 13.5%
47,969	Apache Corp.	3,273,884
1,933,000	CNOOC Ltd	1,552,639
308,000	EnCore Oil PLC	112,441
86,630	Plains Exploration & Production Co.*	3,511,979
17,650	Unit Corp.*	1,004,109
80,891	Whiting Petroleum Corp.*	3,386,906
		12,841,958
Oil & Gas: 6.6%
48,396	Chevron Corp.	3,003,456
39,348	Marathon Oil Corp.	3,277,688
		6,281,144
Oil & Gas Drilling: 8.6%
46,322	Ensign Energy Services Inc	953,456
54,390	GlobalSantaFe Corp	3,141,023
107,710	Patterson-UTI Energy Inc	3,049,270
25,630	Todco	1,046,986
		8,190,735
Oil & Gas – Field Services: 7.0%
84,290	Helix Energy Solutions Group, Inc.*	3,401,944
40,575	Petroleo Brasileiro SA - ADR	3,239,508
		6,641,452
Oil & Gas Exploration & Production: 18.1%
99,000	Afren PLC*	91,498
61,470	Anadarko Petroleum Corp.	2,931,504
106,381	Canadian Oil Sands Trust	3,436,252
31,759	Dragon Oil Plc*	94,155
59,356	EnCana Corp.*	3,130,503
15,799	Granby Oil & Gas PLC*	23,927
6,200	Grey Wolf Exploration, Inc.*	24,756
58,474	Nexen, Inc.	3,300,158
161,538	OPTI Canada, Inc.*	3,311,928
42,200	Synenco Energy, Inc.*	857,631
		17,202,312

See accompanying Notes to Financial Statements.

GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.1% Continued	Value
Oil & Gas Producers: 31.6%
47,478	ConocoPhillips	$3,111,233
29,854	Occidental Petroleum Corp.	3,061,528
56,070	OMV AG	3,332,525
65,990	Petro-Canada	3,135,783
2,841,000	PetroChina Co Ltd	3,066,074
75,250	Pioneer Natural Resources Co.	3,492,352
108,048	Repsol YPF SA	3,092,457
83,557	Sasol Ltd	3,213,844
37,829	Shell Canada Ltd	1,408,617
44,000	Sunoco Inc.	3,048,760
		29,963,173
Oil Refining & Marketing: 3.5%
44,660	Tesoro Petroleum Corp.	3,320,918
Oil/Integrated: 6.9%
63,223	Hess Corp.	3,341,336
4,161	Imperial Oil Ltd	152,247
89,860	Royal Dutch Shell Plc	3,017,498
		6,511,081
	Total Common Stocks (cost $79,045,535)	93,944,355
	Total Investments in Securities (cost $79,045,535): 99.1%	93,944,355
	Other Assets less Liabilities: 0.9%	846,919
	Net Assets: 100.0%	$94,791,274

*  Non-income producing security.

ADR  American Depository Receipt.

See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND for the period ended June 30, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	6 Months (actual)	1 Year (actual)	3 Years	5 Years	Since Inception 15 December 1998
Fund	5.48%	20.17%	14.93%	0.82%	4.17%
Benchmark Index:
S&P 500	2.71%	8.62%	11.20%	2.49%	2.43%
NASDAQ Composite	-1.08%	6.47%	10.91%	0.66%	1.30%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Innovators Fund in the first six months of 2006 produced a return of 5.48%. This compares favourably to the return of both the NASDAQ Index of -1.08%, and the return for the S&P500 Index of 2.71%. It is also pleasing to note that the total return since launch continues to exceed that of BOTH its benchmark indices which is of course our longer term aim.

2.  Activity

We rebalanced twice during the period under review. Otherwise we left the portfolio unchanged.

To achieve this, the larger trades involved taking profits in outperformers, Nucor and, Nvidia, WPP and Nokia Corporation and topping up underperformers, Amazon and Dell.

3.  Portfolio Position

The Portfolio now consists of 28 holdings.

The portfolio on the 30 June, by our calculations, had a PER (2006) of 16.3X (6% above the S&P500 at 30th June of 15.4X (S&P500 Index 1270, Zacks EPS 82.5 source: Bloomberg)) with earnings which are projected to grow by 18% in 2006 (23% in the US and 13% for non US cos). Furthermore the stocks held by the portfolio were at that date on average 23% undervalued (ie 23% scope for appreciation) versus the market when we applied our discounted cash flow model to the individual constituents.

The better performing holdings have been Nucor, Qwest, Oracle, Nvidia, and Costco. The worst performing holdings have been Amazon, AIG, Checkpoint Software, Apple and Dell.

GLOBAL INNOVATORS FUND

The Sector and Geographic weightings of the portfolio (ignoring cash) at 30th June were as follows:

Sector Breakdown

	30 June 2006	31 Dec 2005
IT Hardware	21.4	21.2
IT Software	14.0	13.4
Media/Entertainment	11.5	12.8
Telecommunications	14.7	14.2
Retail	8.9	7.8
Financial	7.8	7.8
Basic Materials	7.7	8.3
Consumer	4.1	4.1
Services	4.1	4.3
Oil	3.9	3.9
Healthcare	1.9	2.1
	100.0	100.0

Geographic Breakdown

	30 June 2006	31 Dec 2005
US	61.3	59.9
UK	14.9	14.3
Japan	8.2	8.5
Asia ex Japan	8.1	8.9
Europe	4.0	4.2
Latin America	3.6	4.2
	100.0	100.0

These are little changed as is to be expected given the low level of turnover. Geographically the US exposure remains at around 60% and IT Hardware, Software, Media and Telecommunications – arguably the heartland of the new economy – are also around 60%.

4.  Investment Approach

In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using stocks that are in or have once been in the Wired 40 as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases. and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular will be rewarded.

Tim Guinness  05 August 2006

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Tim Guinness and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. (8/06)

FUND HIGHLIGHTS at June 30, 2006 (Unaudited)
GUINNESS AKTINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	28
Portfolio Turnover:	2.9%
% of Stocks in Top 10:	44.6%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Qwest Communications International	5.4%	First Data Corp	4.3%
Cable & Wireless Plc	4.8%	Dell, Inc.	4.3%
Costco Wholesale Corp.	4.5%	Samsung Electronics	4.2%
Amazon.Com, Inc.	4.4%	Sony Corp	4.1%
Oracle Corp	4.4%	Acxiom Corp	4.1%
Top 5 Countries (% of net assets)
United States	57.9%	Finland	4.0%
Britain	14.9%	Taiwan	3.9%
Japan	8.2%	Mexico	3.6%
South Korea	4.2%	Israel	3.6%
Sector Breakdown (% of Investments)
Telecommunications	12.3%	Fiduciary Banks	4.0%
Data Processing/Mgmt	8.4%	Wireless Equipment	4.0%
Computers	7.9%	Oil Comp-Integrated	3.9%
Electronic Compo-Semicon	7.6%	Semicon Compo-Intg Circu	3.9%
Retail-Discount	4.5%	Electronics-Military	3.8%
E-Commerce/Products	4.4%	Bldg Prod-Cement/Aggreg	3.6%
Enterprise Software/Serv	4.4%	Internet Security	3.6%
Audio/Video Products	4.1%	Finance-Invest Bnkr/Brkr	2.0%
Steel-Producers	4.1%	Medical-Drugs	1.9%
Advertising Services	4.1%	Multi-line Insurance	1.8%
Auto-Cars/Light Trucks	4.1%	Applications Software	1.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
at June 30, 2006 (Unaudited)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 100.3%	Value
Advertising Agencies: 4.1%
23,470	WPP Group PLC - Sponsored ADR	$1,415,006
Aerospace/Defense: 3.8%
17,510	L-3 Communications Holdings, Inc.	1,320,604
Auto Manufacturers: 4.1%
20,730	Honda Motor Company ADR	659,629
7,180	Toyota Motor Corp. ADR	750,956
		1,410,585
Blast Furn/Mill: 4.1%
26,100	Nucor Corp.	1,415,925
Commercial Banks: 6.0%
14,660	Citigroup, Inc.	707,198
23,754	State Street Corp.	1,379,870
		2,087,068
Communications Equipment: 4.0%
67,772	Nokia Corp. ADR	1,373,061
Computer Related Services: 4.1%
56,650	Acxiom Corp.	1,416,250
Data Processing and Preparation: 4.3%
32,944	First Data Corp.	1,483,798
E-Commerce/Products: 4.4%
39,670	Amazon.Com, Inc.*	1,534,436
Electrical Components & Equipment: 4.2%
4,610	Samsung Electronics Co Ltd GDR	1,448,693
Electronic Computers: 7.9%
22,090	Apple Computer, Inc.*	1,261,781
60,530	Dell, Inc.*	1,477,537
		2,739,318
Fire, Marine, and Casualty Insurance: 1.8%
10,495	American International Group, Inc.	619,730
Oil & Gas Producers: 3.9%
19,490	BP Amoco Plc ADR	1,356,699
Pharmaceuticals: 1.9%
27,970	Pfizer, Inc.	656,456

See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 100.3% Continued	Value
Prepackaged Software: 9.7%
70,220	Check Point Software Technologies, Ltd.*	$1,234,468
26,078	Microsoft Corp.	607,617
105,060	Oracle Corp.*	1,522,319
		3,364,404
Radio & TV Communications Equipment: 4.1%
32,178	Sony Corp. ADR	1,417,119
Radiotelephone Communications: 2.1%
33,298	Vodafone Group Plc. ADR	709,247
Ready-Mixed Concrete: 3.6%
21,922	Cemex SA de CV ADR*	1,248,896
Semiconductors: 7.3%
54,720	Nvidia Corp.*	1,164,989
147,512	Taiwan Semiconductor Manufacturing Co Ltd ADR	1,354,161
		2,519,150
Telecommunication Services: 4.8%
788,640	Cable & Wireless PLC	1,674,093
Telecommunications: 5.4%
229,600	Qwest Communications International, Inc.*	1,857,464
Variety Store: 4.5%
27,320	Costco Wholesale Corp.	1,560,792
	Total Common Stocks (cost $27,572,029)	34,628,794
	Total Investments in Securities (cost $27,572,029): 100.3%	34,628,794
	Liabilites in excess of Other Assets: (0.3%)	(110,308)
	Net Assets: 100.0%	$34,518,486

*  Non-income producing security.

ADR  American Depository Receipt.

GDR  Global Depository Receipt.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2006 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$13,746,469	$32,686,203	$756,602
Investments in securities, at value	$11,441,984	$41,462,268	$688,870
Cash	1,508,100	—	45,489
Cash denominated in foreign currency (cost of $861,975, $14,237, $9,010, respectively)	860,685	14,038	8,797
Receivables:
Securities sold	—	769,995	—
Fund shares sold	476,803	19,009	11,200
Due from advisor	8,550	—	11,749
Dividends and interest	14,388	351,844	3,542
Tax Reclaim	169	—	—
Prepaid expenses	31,485	17,133	28,617
Total assets	14,342,164	42,634,287	798,264
Liabilities
Cash overdraft	—	599,881	—
Payables:
Securities purchased	892,676	—	—
Fund shares redeemed	268,359	16,499	22,571
Due to advisor	39,115	38,556	29,117
Accrued administration expense	1,642	3,856	1,646
Accrued shareholder servicing plan fees	3,121	3,447	187
Other accrued expenses	7,932	18,198	11,016
Deferred trustees' compensation	176	23,779	205
Total liabilities	1,213,021	704,216	64,742
Net Assets	$13,129,143	$41,930,071	$733,522
Number of shares issued and outstanding (unlimited shares authorized no par value)	1,175,221	3,050,204	63,694
Net asset value per share	$11.17	$13.75	$11.52
Components of Net Assets
Paid-in capital	$15,541,096	$102,038,836	$829,354
Accumulated net investment income (loss)	(24,656)	452,924	(47)
Accumulated net realized loss on investments and foreign currency	(57,273)	(69,338,018)	(27,840)
Net unrealized appreciation (depreciation) on:
Investments	(2,304,485)	8,776,065	(67,732)
Foreign Currency	(25,539)	264	(213)
Net Assets	$13,129,143	$41,930,071	$733,522

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2006 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$75,473,521	$79,045,535	$27,572,029
Investments in securities, at value	$117,228,294	$93,944,355	$34,628,794
Cash	2,246,694	325,807	—
Cash denominated in foreign currency	—	—	—
Receivables:
Securities sold	—	—	—
Fund shares sold	14,675	595,627	3,187
Due from advisor	—	—	3,754
Dividends and interest	939,071	57,863	155,492
Tax Reclaim	—	6,451	5,688
Prepaid expenses	24,945	21,671	17,846
Total assets	120,453,679	94,951,774	34,814,761
Liabilities
Cash overdraft	—	—	173,205
Payables:
Securities purchased	—	—	—
Fund shares redeemed	25,486	73,677	6,051
Due to advisor	94,026	55,130	20,874
Accrued administration expense	8,811	3,400	1,529
Accrued shareholder servicing plan fees	22,744	21,101	4,341
Other accrued expenses	82,881	1,852	52,420
Deferred trustees' compensation	45,079	5,340	37,855
Total liabilities	279,027	160,500	296,275
Net Assets	$120,174,652	$94,791,274	$34,518,486
Number of shares issued and outstanding (unlimited shares authorized no par value)	5,656,614	3,394,666	2,160,932
Net asset value per share	$21.24	$27.92	$15.97
Components of Net Assets
Paid-in capital	$109,487,099	$77,755,480	$82,414,475
Accumulated net investment income (loss)	(485,737)	34,815	(13,812)
Accumulated net realized gain (loss) on investments and foreign currency	(30,581,710)	2,102,250	(54,938,942)
Net unrealized appreciation (depreciation) on:
Investments	41,754,773	14,898,820	7,056,765
Foreign Currency	227	(91)	—
Net Assets	$120,174,652	$94,791,274	$34,518,486

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2006 (Unaudited)

	Alternative Energy Fund+	Asia Focus Fund	Asia Pacific Dividend Fund+
Investment Income
Income
Dividends*	$14,301	$900,205	$6,851
Interest	7,593	8,448	462
Total income	21,894	908,653	7,313
Expenses
Advisory fees (Note 3)	24,313	261,814	1,767
Administration fees (Note 3)	5,022	26,181	4,989
Transfer agent fees	1,813	24,762	1,813
Custody fees	2,250	16,329	2,987
Fund accounting fees	3,600	13,756	3,600
Audit fees	3,437	10,902	3,437
Legal fees	976	10,455	976
Organization costs (Note 2)	4,225	—	4,225
Trustees' fees	1,357	8,685	1,302
Shareholder servicing plan fees (Note 4)	4,400	34,036	250
Reports to shareholders	1,157	9,505	1,157
Registration expense	4,922	5,263	4,922
Interest expense	—	8,207	113
Insurance expense	755	2,279	5
Miscellaneous	1,539	7,115	1,539
Total expenses	59,766	439,289	33,082
Plus: Expenses recouped (Note 3)	—	—	—
Less: Fees waived and expenses absorbed (Note 3)	(13,216)	—	(29,583)
Net expenses	46,550	439,289	3,499
Net investment income (loss)	(24,656)	469,364	3,814
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(39,783)	6,259,998	(24,979)
Foreign currency	(17,490)	8,899	(2,861)
Net unrealized gain (loss) on:
Investments	(2,304,485)	(3,831,527)	(67,732)
Foreign currency	(25,539)	(2,665)	(213)
Net realized and unrealized gain (loss) on investments and foreign currency	(2,387,297)	2,434,705	(95,785)
Net increase (decrease) in net assets resulting from operations	$(2,411,953)	$2,904,069	$(91,971)

* Net of foreign tax withheld of $416 for Alternative Energy Fund, $44,572 for Asia Focus Fund and $74 for the Asia Pacific Dividend Fund.

+ Commenced operations on March 31, 2006.

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS
For the six months ended June 30, 2006 (Unaudited)

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends*	$2,504,058	$772,563	$295,748
Interest	15,050	9,508	4,710
Total income	2,519,108	782,071	300,458
Expenses
Advisory fees (Note 3)	598,192	390,406	137,329
Administration fees (Note 3)	54,704	26,665	11,189
Transfer agent fees	66,779	25,011	52,007
Custody fees	31,910	8,442	7,534
Fund accounting fees	26,001	28,028	18,158
Audit fees	10,594	11,018	10,640
Legal fees	25,540	23,813	7,528
Organization costs (Note 2)	—	—	—
Trustees' fees	15,282	8,781	10,299
Shareholder servicing plan fees (Note 4)	85,685	61,278	20,464
Reports to shareholders	16,619	14,783	10,082
Registration expense	4,770	8,071	5,254
Interest expense	2,143	21,800	3,200
Insurance expense	5,450	5,939	2,713
Miscellaneous	9,106	8,952	5,799
Total expenses	952,775	642,987	302,196
Plus: Expenses recouped (Note 3)	—	79,804	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(18,381)
Net expenses	952,775	722,791	283,815
Net investment income	1,566,333	59,280	16,643
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	10,020,886	3,088,229	1,535,882
Foreign currency	(4,296)	(58,318)	(2,218)
Net unrealized gain (loss) on:
Investments	1,308,691	8,044,530	507,215
Foreign currency	345	3,577	—
Net realized and unrealized gain (loss) on investments and foreign currency	11,325,626	11,078,018	2,040,879
Net increase (decrease) in net assets resulting from operations	$12,891,959	$11,137,298	$2,057,522

* Net of foreign tax withheld of $56,132 for Global Energy Fund and $15,186 for the Global Innovators Fund.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Altnerative Energy Fund	Asia Focus Fund		Asia Pacific Dividend Fund
	March 31, 2006# through June 30, 2006*	Six Months Ended June 30, 2006*	Year Ended December 31, 2005	March 31, 2006# through June 30, 2006*
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(24,656)	$469,364	$468,933	$3,814
Net realized gain (loss) on:
Investments	(39,783)	6,259,998	2,607,185	(24,979)
Foreign currency	(17,490)	8,899	(9,152)	(2,861)
Net unrealized gain (loss) on:
Investments	(2,304,485)	(3,831,527)	3,088,697	(67,732)
Foreign currency	(25,539)	(2,665)	683	(213)
Net increase in net assets resulting from operations	(2,411,953)	2,904,069	6,156,346	(91,971)
Distributions to shareholders
From net investment income	—	—	(531,257)	(3,861)
From net realized cap gain	—	—	—	—
Decrease in net assets from distributions	—	—	(531,257)	(3,861)
Capital share transactions
Proceeds from shares sold	17,764,102	22,045,794	7,546,892	1,224,813
Proceeds from shares reinvested	—	—	513,947	3,722
Cost of shares redeemed	(2,236,084)	(19,563,715)	(7,783,657)	(399,488)
Redemption fee proceeds (Note 3)	13,078	15,914	14,346	307
Net increase (decrease) from capital share transactions	15,541,096	2,497,993	291,528	829,354
Total increase (decrease) in net assets	13,129,143	5,402,062	5,916,617	733,522
Net assets
Beginning of period	—	36,528,009	30,611,392	—
End of period	$13,129,143	$41,930,071	$36,528,009	$733,522
Accumulated net investment income	$(24,656)	$452,924	$(16,440)	$(47)
Capital share activity
Shares sold	1,363,074	1,592,853	654,707	97,186
Shares issued on reinvestment	—	—	42,758	330
Shares issued on merger	—	—	—	—
Shares redeemed	(187,852)	(1,492,568)	(690,744)	(33,822)
Net increase (decrease) in shares outstanding	1,175,222	100,285	6,721	63,694

* Unaudited.

# Commencement of operations.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund		Global Energy Fund		Global Innovators Fund
	Six Months Ended June 30, 2006*	Year Ended December 31, 2005	Six Months Ended June 30, 2006*	Year Ended December 31, 2005	Six Months Ended June 30, 2006*	Year Ended December 31, 2005
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$1,566,333	$1,959,799	$59,280	$(80,393)	$16,643	$(118,095)
Net realized gain (loss) on:
Investments	10,020,886	8,257,990	3,088,229	854,293	1,535,882	2,269,309
Foreign currency	(4,296)	26,777	(58,318)	(214,533)	(2,218)	—
Net unrealized gain (loss) on:
Investments	1,308,691	(3,246,442)	8,044,530	6,722,876	507,215	1,721,322
Foreign currency	345	(154)	3,577	(2,980)	—	—
Net increase in net assets resulting from operations	12,891,959	6,997,970	11,137,298	7,279,263	2,057,522	3,872,536
Distributions to shareholders
From net investment income	—	(4,726,043)	—	—	—	—
From net realized cap gain	—	—	—	(1,590,636)	—	—
Decrease in net assets from distributions	—	(4,726,043)	—	(1,590,636)	—	—
Capital share transactions
Proceeds from shares sold	9,884,057	15,987,251	45,709,530	150,338,858	1,015,707	951,723
Proceeds from shares reinvested	—	4,595,099	—	1,524,399	—	—
Cost of shares redeemed	(13,637,532)	(24,180,299)	(60,835,562)	(60,588,462)	(4,921,461)	(10,513,339)
Redemption fee proceeds (Note 3)	9,481	28,955	41,324	140,523	114	806
Net increase (decrease) from capital share transactions	(3,743,994)	(3,568,994)	(15,084,708)	91,415,318	(3,905,640)	(9,560,810)
Total increase (decrease) in net assets	9,147,965	(1,297,067)	(3,947,410)	97,103,945	(1,848,118)	(5,688,274)
Net assets
Beginning of period	111,026,687	112,323,754	98,738,684	1,634,739	36,366,604	42,054,878
End of period	$120,174,652	$111,026,687	$94,791,274	$98,738,684	$34,518,486	$36,366,604
Accumulated net investment income (loss)	$(485,737)	$(2,052,070)	$34,815	$(24,465)	$(13,812)	$(30,455)
Capital share activity
Shares sold	454,759	832,145	1,686,628	6,458,941	62,600	69,056
Shares issued on reinvestment	—	242,230	—	59,921	—	—
Shares issued on merger	—	—	—	—	—	—
Shares redeemed	(650,716)	(1,271,184)	(2,302,959)	(2,615,032)	(304,308)	(772,796)
Net increase (decrease) in shares outstanding	(195,957)	(196,809)	(616,331)	3,903,830	(241,708)	(703,740)

* Unaudited.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Alternative Energy Fund	March 31, 2006(2) through June 30, 2006
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency	(1.32)
Total from investment operations	(1.34)
Redemption Fee proceeds	0.01
Net asset value, end of period	$11.17
Total return	(10.64	)%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$13.1
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	2.11%
After fees waived/expenses recouped	1.91%
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	(1.21)%
After fees waived/expenses recouped	(1.01)%
Portfolio turnover rate	4.59	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Asia Focus Fund	June 30, 2006(1)		2005	2004	2003	2002	2001
Net asset value, beginning of period	$12.38		$10.40	$9.51	$5.80	$6.18	$5.16
Income from investment operations:
Net investment income (loss)	0.15		0.16	0.06	0.06	(0.05)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.22		2.00	0.89	3.61	(0.37)	1.01
Total from investment operations	1.36		2.16	0.95	3.67	(0.42)	1.02
Less distributions:
From net investment income	—		(0.18)	(0.06)	—	—	—
Total distributions	—		(0.18)	(0.06)	—	—	—
Redemption fee proceeds	0.01		— (2)	— (2)	0.04	0.04	—
Net asset value, end of period	$13.75		$12.38	$10.40	$9.51	$5.80	$6.18
Total return	11.07	%(3)	20.83%	10.01%	63.97%	(6.15)%	19.77%
Ratios/supplemental data:
Net assets, end of period (millions)	$41.9		$36.5	$30.6	$36.2	$16.5	$17.1
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.68%		1.81%	2.04%	2.16%	2.62%	3.08%
After fees waived/expenses recouped	1.68%		1.87%	1.68%	1.95%	1.98%	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	1.79%		1.47%	0.51%	0.75%	(1.26)%	(0.89)%
After fees waived/expenses recouped	1.79%		1.41%	0.57%	0.96%	(0.62)%	0.21%
Portfolio turnover rate	46.40	%(3)	18.25%	32.41%	114.90%	188.96%	43.91%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Asia Pacific Dividend Fund	March 31, 2006(2) through June 30, 2006
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment income	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.98)
Total from investment operations	(0.92)
Less distributions:
From net investment income	(0.06)
Total distributions	(0.06)
Redemption Fee proceeds	0.00	(3)
Net asset value, end of period	$11.52
Total return	(7.35	)%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$0.7
Ratio of expenses to average net assets:
Before fees waived	16.97%
After fees waived	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(12.83)%
After fees waived	2.16%
Portfolio turnover rate	76.84	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
China & Hong Kong Fund	June 30, 2006(1)		2005	2004	2003	2002	2001
Net asset value, beginning of period	$18.97		$18.57	$16.81	$10.17	$11.67	$15.75
Income from investment operations:
Net investment income (loss)	(0.09)		0.37	0.25	0.20	0.13	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.36		0.86	1.78	6.44	(1.66)	(3.79)
Total from investment operations	2.27		1.23	2.03	6.64	(1.53)	(3.70)
Less distributions:
From net investment income	—		(0.83)	(0.27)	—	—	(0.38)
Total distributions	—		(0.83)	(0.27)	—	—	(0.38)
Redemption fee proceeds	—	(2)	— (2)	— (2)	— (2)	0.03	—
Net asset value, end of period	$21.24		$18.97	$18.57	$16.81	$10.17	$11.67
Total return	11.97	%(3)	6.61%	12.16%	65.29%	(12.85)%	(23.45)%
Ratios/supplemental data:
Net assets, end of period (millions)	$120.2		$111.0	$112.3	$116.5	$56.9	$76.8
Ratio of expenses to average net assets	1.59%		1.63%	1.67%	1.81%	2.02%	1.85%
Ratio of net investment income to average net assets	2.62%		1.74%	1.26%	2.01%	1.08%	0.56%
Portfolio turnover rate	22.15	%(3)	12.51%	15.37%	28.57%	60.95%	31.54%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Global Energy Fund	Six Months Ended June 30, 2006(1)		Year Ended December 31, 2005	June 30, 2004(2) through December 31, 2004
Net asset value, beginning of period	$24.62		$15.25	$12.50
Income from investment operations:
Net investment income (loss)	0.01		(0.02)	—	(3)
Net realized and unrealized gain on investments and foreign currency	3.10		9.75	2.70
Total from investment operations	3.11		9.73	2.70
Less distributions:
From net realized gain	—		(0.39)	—
Total distributions	—		(0.39)	—
Redemption Fee proceeds	0.01		0.03	0.05
Net asset value, end of period	$27.74		$24.62	$15.25
Total return	13.36	%(4)	63.92%	22.00	%(4)
Ratios/supplemental data:
Net assets, end of period (millions)	$94.2		$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.24%		1.50%	17.36	%(5)
After fees waived/expenses recouped	1.39%		1.45%	1.45	%(5)
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	0.26%		(0.24)%	(15.84	)%(5)
After fees waived/expenses recouped	0.11%		(0.19)%	0.07	%(5)
Portfolio turnover rate	30.38	%(4)	89.24%	9.96	%(4)

(1)  Unaudited.

(2)  Commencement of Operations.

(3)  Amount represents less than $0.01 per share.

(4)  Not annualized.

(5)  Annualized.

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Six Months Ended		Year Ended December 31,
Global Innovators Fund	June 30, 2006(1)		2005		2004		2003		2002	2001
Net asset value, beginning of period	$15.14		$13.54		$12.21		$8.98		$13.04	$18.38
Income from investment operations:
Net investment loss	(0.01)		(0.05)		(0.02)		(0.08)		(0.08)	(0.14)
Net realized and unrealized gain (loss) on investments	0.84		1.65		1.35		3.31		(3.98)	(5.20)
Total from investment operations	0.83		1.60		1.33		3.23		(4.06)	(5.34)
Redemption fee proceeds	—	(2)	—	(2)	—	(2)	—	(2)	— (2)	—
Net asset value, end of period	$15.97		$15.14		$13.54		$12.21		$8.98	$13.04
Total return	5.48	%(3)	11.82	%(4)	10.89%		35.97%		(31.13)%	(29.05)%
Ratios/supplemental data:
Net assets, end of period (millions)	$34.5		$36.4		$42.1		$49.8		$45.9	$79.3
Ratio of expenses to average net assets:
Before fees waived	1.65%		1.66%		1.68%		1.76%		2.03%	1.46%
After fees waived	1.55%		1.66	%(4)	1.68	%(4)	1.56	%(4)	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.01)%		(0.32)%		(0.17)%		(0.90)%		(1.34)%	(0.89)%
After fees waived	0.09%		(0.32)%		(0.17)%		(0.70)%		(0.66)%	(0.78)%
Portfolio turnover rate	2.88	%(3)	27.75	%(4)	50.57%		0.00%		54.15%	50.03%

(1)  Unaudited.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  The Fund's total operating expense was liimited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"),Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund ("the Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Alternative Energy, Global Energy and Global Innovators Funds that are traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading. Securities of Asia Focus, Asia Pacific Dividend and China & Hong Kong Funds are valued at 12:30 a.m. Eastern Time on each day the NYSE is open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D.  Federal Income Taxes. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

  On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

E.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invest substantially all of their assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies, the changes in the prices and supplies of oil and other energy fuels may affect the Funds' investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F.  Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Alternative Energy Fund and the Asia Pacific Dividend Fund, which commenced operations on March 31, 2006, were expensed as incurred. Offering costs are deferred and amortized over twelve months on a straight-line basis.

G.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

H.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3

Commitments and other related party transactions

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund*	0.75%
Global Innovators Fund*	0.75%

*  Prior to November 1, 2005, the management fee was 0.90% for the Global Energy Fund, and the management fee for the Global Innovators Fund was 0.90% on the 1st $100 million of average daily net assets, 0.75% on the next $400 million and 0.60% thereafter.

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55% (effective November 1, 2005)

The operating expense limit for the Global Innovators Fund was 1.88% from April 26, 2003 to October 31, 2005. There was no operating expense limit for the China & Hong Kong Fund prior to April 26, 2003.

To the extent that the Advisor waives its fees and/or absorbs expenses to satisfy this cap, it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the six months ended June 30, 2006, the Advisor waived fees and absorbed expenses of $13,216, $29,583 and $18,972 in the Alternative Energy Fund, Asia Pacific Dividend Fund and the Global Innovators Fund, respectively. The Advisor recouped expenses of $79,804 from the Global Energy Fund during the six months ended June 30, 2006.

At June 30, 2006, the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2008	December 31, 2009	Total
Alternative Energy Fund	$—	$13,216	$13,216
Asia Pacific Dividend Fund	$—	$29,583	$29,583
Global Innovators Fund	$590	$18,382	$18,972

Consideration of the Board in approving the continuation of the Trust's investment advisory agreement

At an in-person meeting held on May 5, 2006, the Board of Trustees (the "Trustees" or the "Board") of the Trust considered the annual approval of the continuation of the investment advisory agreement (the "Agreement") between the Trust, on behalf of the Asia Focus Fund, the China & Hong Kong Fund, the Global Energy Fund and the Global Innovators Fund, and the Advisor.

The investment advisory agreement for the Alternative Energy Fund and the Asia Pacific Dividend Fund, which became effective March 31, 2006 and has an initial two year term, will be considered for continuation in 2008.

At the meeting, the Trustees discussed with counsel to the Trust and counsel to the Trustees who are not "interested persons" (as defined by the 1940 Act), of the Trust (the "Independent Trustees"), their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain all information relevant to their consideration thereof. The Board discussed the fees payable by each relevant Fund under the Agreement, the duties of the Trustees under, and the fiduciary standards established by, Section 36(b) of the 1940 Act, the legislative history of the amendments to the 1940 Act, the history of management fee standards and regulations, positions taken thereon by the Securities and Exchange Commission and Congress, the criteria generally considered in evaluating the reasonableness of fees, and lawsuits illustrating the courts' application and interpretation of the applicable fiduciary standards.

The Trustees reviewed information concerning the historical performance of each relevant Fund and each such Fund's comparison funds, the annualized expense ratios as a percentage of average net assets of each fund in the comparison group, historical expense ratio comparisons, and certain financial information about the Advisor, including the profitability of these Funds to the Adviser. The Trustees also discussed with counsel to the Trust the comparability criteria for the Funds and the funds comprising the comparison groups.

The Board also discussed the Advisor's profitability and the firm's retention of key personnel.

After the Independent Trustees had met with their counsel in executive session, the full Board made the following determinations with respect to the relevant Funds.

Asia Focus Fund. The Board compared the Asia Focus Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of eight similar mutual funds and considered the fact that the fee was at the median advisory fee of 1.00% for the peer group and slightly higher than the 0.95% average fee. The Board also compared the Fund's total annual expense ratio of 1.81% to the peer group median of 1.50% and the average of 1.51% and considered the fact that the Advisor was willing to waive its fees and reimburse expenses if the Fund's expenses exceeded 1.98% through June 30, 2007. The Board also considered the fact that, at approximately $33 million in assets, the Fund was considerably smaller than all but one of the funds in its peer group, which ranged from approximately $15 million in assets to $1.11 billion in assets, with an average of $440 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2006 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median performance of the peer group for the three-month and five-year periods and slightly underperformed the peer group of similarly managed funds for the one-year and three-year periods.

Having concluded that: (1) the Asia Focus Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's somewhat higher total expenses were attributable to the Fund's relatively small size; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2007 would provide stability to the Fund's expenses during that period; and (4) the Fund had outperformed its peers based on the median performance during the three month and five-year periods; the Board determined that it was in the best interests of the Asia Focus Fund's shareholders to approve the continuation of the Agreement.

China & Hong Kong Fund. The Board compared the China & Hong Kong Fund's 1.00% annual advisory fee to comparable fees charged to an independently-selected peer group of five similar mutual funds and considered the fact that the fee was the same as the median advisory fee of 1.00% and slightly higher than the 0.98% average fee. The Board also compared the Fund's total annual expense ratio of 1.63% to the peer group median of 1.51% and the average of 1.67% and considered the fact that the Advisor was willing, through June 30, 2007, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.98%. The Board also considered the fact that, at approximately $113 million in assets, the Fund was the median of the funds in its peer group, which ranged from approximately $32 million in assets to $360 million in assets, with an average of $181 million. The Board then compared the Fund's performance for the one-year, three-years, five-years and ten-years ended March 31, 2006 to that of the peer group for the same periods and considered the fact that the Fund's performance for the three-year and ten-year periods equaled the median performance of the peer group and slightly underperformed the peer group of similarly-managed funds for the one-year and five-year periods.

Having concluded that: (1) the China & Hong Kong Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were lower than the average of its peers; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2007 would provide stability to the Fund's expenses during that period; and (4) the Fund had equaled the median performance of its peers during the past three-years and ten-years; the Board determined that it was in the best interests of the China & Hong Kong Fund's shareholders to approve the continuation of the Agreement.

Global Energy Fund. The Board compared the Global Energy Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of nine similar mutual funds and considered the fact that the fee was below the median advisory fee of 0.85% and below the average fee of 0.82%. The Board also compared the Fund's total annual expense ratio of 1.45% to the peer group median of 1.32% and the average of 1.31% and considered the fact that the Advisor was willing, through June 30, 2007, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.45%. The Board also considered the fact that, at approximately $42 million in assets, the Fund was the smallest in its peer group, which ranged from approximately $42 million in assets to $287 million in assets, with an average of $118 million. The Board then compared the Fund's performance for the three-months, six-months, nine-months and one-year ended March 31, 2006 to that of the peer group for the same periods and considered the fact that the Fund outperformed or equaled the median performance of the peer group of similarly-managed funds for the nine-month and one-year periods.

Having concluded that: (1) the Global Energy Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were higher than all but one of the funds in its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2007 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had outperformed its peers during the one-year period; the Board determined that it was in the best interest of the Global Energy Fund's shareholders to approve the continuation of the Agreement.

Global Innovators Fund. The Board then compared the Global Innovators Fund's 0.75% annual advisory fee to comparable fees charged to an independently-selected peer group of 13 similar mutual funds and considered the fact that the fee was the same as the median advisory fee of 0.75% and below the average fee of 0.77%. The Board also compared the Fund's total annual expense ratio of 1.66% to the peer group median of 1.27% and the average of 1.26% and considered the fact that the Advisor was willing, through June 30, 2007, to waive its fees or reimburse expenses if the Fund's expense ratio exceeded 1.55%. The Board also considered the fact that, at approximately $37 million in assets, the Fund was somewhat smaller than the median asset size of $58 million and the average asset size of $53 million. The Board then compared the Fund's performance for the three-months, one-year, three-years and five-years ended March 31, 2006 to that of the peer group for the same periods and considered the fact that the Fund outperformed the median and average performance of the peer group of similarly-managed funds for the three-month, one-year and three-year periods.

Having concluded that: (1) the Global Innovators Fund's advisory fees were within the range of fees charged to comparable mutual funds; (2) the Fund's total expenses were higher than all but one of the funds in its peer group; (3) the Advisor's willingness to limit the Fund's expense ratio through June 30, 2007 would provide stability to the Fund's expenses during that period; and (4) the fact that the Fund had outperformed its peers during the three-month, one-year and three-year periods; the Board determined that it was in the best interests of the Global Innovators Fund's shareholders to approve the continuation of the Agreement.

Under certain circumstances, a redemption fee of 2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 days prior to redemption.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. Effective April 30, 2006, the Administrator receives a monthly fee from each Fund at the following annual rates:

Fund	Asset Based Fee
Alternative Energy Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $20,000 annual minimum.
Asia Focus Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $20,000 annual minimum.
Asia Pacific Dividend Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $20,000 annual minimum.
China & Hong Kong Fund	0.10% on 1st $100 million of average daily net assets 0.05% on next $100 million of average daily net assets 0.03% thereafter. subject to $40,000 annual minimum.
Global Energy Fund	0.05% of average daily net assets subject to $20,000 annual minimum.
Global Innovators Fund	0.05% of average daily net assets subject to $20,000 annual minimum.

Prior to April 30, 2005, each of the Asia Focus Fund and the China & Hong Kong Fund paid the Administrator a monthly fee at the annual rate of 0.25% of its average daily net assets, subject to an annual minimum of $20,000 for the Asia Focus Fund and $40,000 annual minimum for the China & Hong Kong Fund.

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the period ended June 30, 2006, the change in the value of the phantom share account included unrealized appreciation (depreciation) were as follows:

Alternative Energy Fund	$(252)
Asia Focus Fund	$4,071
Asia Pacific Dividend Fund	$(212)
China & Hong Kong Fund	$7,556
Global Energy Fund	$658
Global Innovators Fund	$6,599

Certain officers of the Funds are also officers and/or Directors of the Advisor or the Administrator.

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares service by shareholder servicing agents who provide administrative and support services to their customers. The shareholder servicing fee was effective on April 30, 2005 for the Asia Focus Fund and the China & Hong Kong Fund, effective on November 1, 2005 for the Global Innovators Fund and the Global Energy Fund, and on March 31, 2006 for the Alternative Energy Fund and the Asia Pacific Dividend Fund.

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2006, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$14,009,451	$223,199
Asia Focus Fund	26,566,707	23,450,046
Asia Pacific Dividend Fund	1,028,722	247,141
China & Hong Kong Fund	26,344,801	31,093,903
Global Energy Fund	31,633,414	46,535,105
Global Innovators Fund	1,055,206	4,407,335

Note 6

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. At June 30, 2006 there were no open forward contracts.

Note 7

Tax Matters

As of June 30, 2006, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$13,746,469	$32,686,203	$756,602	$75,473,521	$79,045,535	$27,572,029
Gross tax unrealized appreciation	199,839	11,286,563	8,416	44,917,861	15,665,827	8,311,482
Gross tax unrealized (depreciation)	(2,504,346)	(1,553,928)	(76,148)	(3,311,489)	(1,351,303)	(1,613,141)
Net tax unrealized appreciation on investment	(2,304,507)	9,732,635	(67,732)	41,606,373	14,314,524	6,698,341
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	(25,539)	264	(213)	227	(91)	—
Net tax unrealized appreciation**	$(2,330,046)	$9,732,899	$(67,945)	$41,606,600	$14,314,433	$6,698,341

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) market to market adjustments.

As of December 31, 2005, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Asia Focus Fund	China & Hong Kong Fund	Global Innovators Fund
2006	$(62,854,581)	$(27,516,756)	$—
2007	(8,451,431)	—	—
2008	—	—	(1,565,424)
2009	(2,794,130)	—	(17,621,884)
2010	(638,053)	(3,556,242)	(19,915,748)
2011	—	(7,305,103)	(8,376,172)
2012	—	—	(4,814,343)
Total	(74,738,195)	(38,378,101)	(52,293,571)

For the Asia Focus Fund, $868,572 of capital loss carryover related to the acquisition of the Asia New Economy Fund on January 25, 2002, is remaining to be recognized over the next four years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the China & Hong Kong Fund, $2,067,337 of capital loss carryover related to the acquisition of the Investec Mainland China Fund on April 23, 2003, is remaining to be recognized over the next five years. This amount is subject to an annual limitation of $425,792 over the next four years and $364,169 on the fifth year under tax rules.

For the Global Innovators Fund, $3,074,208 of capital loss carryover related to the acquisitions of the Investec Internet.com Fund and the Wireless World Fund on January 23, 2002, is remaining to be recognized over the next four years. The amount is subject to an annual limitation of $838,362 over the next three years and $559,122 on the fourth year under tax rules.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness 19 Lord North Street London, SWIP 3LD U.K. (59)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002. Joint Chairman of Investec Asset Management Ltd. September 1998 to March 2003.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., New Boathouse Capital Ltd. Guinness Asset Management Ltd.

James I. Fordwood* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (59)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	6	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.

Dr. Gunter Dufey* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (66)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, four subsidiaries of GMAC in the United States and Canada.

Dr. Bret A. Herscher* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (46)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr.* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (59)	Trustee and Chairman	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd.

*  Not an "interested person", as defined in the 1940 Act of the Funds.

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
James J. Atkinson 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (48)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001. President of MAXfunds.com from September 2000 to March 2001. Managing Director of Guinness Flight Global Asset Management US (1993-2000).	N/A	N/A

Rita Dam 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (40)	Treasurer and Secretary	November 2004	Vice President, U.S. Bancorp Fund Services, LLC. since July 2001. Vice President of the Investment Company Administration LLC (1994-July 2001).	N/A	N/A

Richard F. Cook, Jr. 2 Portland Square Portland, ME 04101 (55)	Chief Compliance Officer	December 2005	Officer of Foresides Fund Services LLC since November 2005, and Director of Foreside Compliance Services LLC since January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985-2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds

Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

PRESORT STD

U.S. POSTAGE

PAID

PERMIT NO. 5750

CHICAGO, IL

123S0204--P

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

1

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)          The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By (Signature and Title)*	/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr., President

Date	9/6/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James J. Atkinson, Jr.
James J. Atkinson, Jr., President

Date	9/6/06

By (Signature and Title)*	/s/ Rita Dam
Rita Dam, Treasurer

Date	9/1/06

* Print the name and title of each signing officer under his or her signature.

3